Exhibit 3.1

COMMONWEALTH OF PENNSYLVANIA

DEPARTMENT OF STATE

CORPORATION BUREAU

206 NORTH OFFICE BUILDING

P. O. BOX 8722

HARRISBURG, PA 17105-8722

WWW.DOS.STATE.PA.US/CORPS

IOC-PA, L.L.C.

THE CORPORATION BUREAU IS HAPPY TO SEND YOU YOUR FILED DOCUMENT.  PLEASE NOTE THE FILE DATE AND THE SIGNATURE OF THE SECRETARY OF THE COMMONWEALTH .  THE CORPORATION BUREAU IS HERE TO SERVE YOU AND WANTS TO THANK YOU FOR DOING BUSINESS IN PENNSYLVANIA.

IF YOU HAVE ANY QUESTIONS PERTAINING TO THE CORPORATION BUREAU, PLEASE VISIT OUR WEB SITE LOCATED AT WWW.DOS.STATE.PA.US/CORPS OR PLEASE CALL OUR MAIN INFORMATION TELEPHONE NUMBER (717)787-1057.  FOR ADDITIONAL INFORMATION REGARDING BUSINESS AND / OR UCC FILINGS , PLEASE VISIT OUR ONLINE “SEARCHABLE DATABASE” LOCATED ON OUR WEB SITE.

ENTITY NUMBER	:	3156899

MICROFILM NUMBER	:	2003064

MICROFILM START - END	:	450 - 452

CT CORP SYSTEM

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Certificate of Amendment-Domestic
(15 Pa.C.S.)

Entity Number			☐	Limited Partnership (§ 8512)

3156899			☒	Limited Liability Company (§ 8951)

Name				Document will be returned to the name and address you enter in the left
CT Corp. Counter

Address

City	State	Zip Code

Fee: $52	Filed in the Department of State on July 25, 2003

/s/ Pedro A. Cortés
Secretary of the Commonwealth

In compliance with the requirements of the applicable provisions (relating to certificates of amendment), the undersigned, desiring to amend its Certificate of Limited Partnership/Organization, hereby certifies that:

1.	The name of the limited partnership/limited liability company is: IOC-PA, L.L.C.

2.	The date of filing of the original Certificates of Limited Partnership/Organization: July 16, 2003

2

3.	Check, and if appropriate complete, one of the following:

☐	The amendment adopted by the limited partnership/limited liability company, set forth in full, is as follows:

☒	The amendment adopted by the limited partnership/limited liability company is set forth in full in Exhibit A attached hereto and made a part hereof.

4.	Check, and if appropriate complete, one of the following:

☒	The amendment shall be effective upon filing this Certificate of Amendment in the Department of State.

☐	The amendment shall be effective on:	at
		Date	Hour

5.	Check, if the amendment restates the Certificate of Limited Partnership/Organization:

☐	The restated Certificate of Limited Partnership/Organization supersedes the original Certificates of Limited Partnership/Organization and all previous amendments thereto.

IN TESTIMONY WHEREOF, the undersigned limited partnership/limited liability company has caused this Certificate of Amendment to be executed this

25th day of July, 2003 .

IOC-PA, L.L.C.
Name of Limited Partnership/Limited Liability Company

/s/ Allan B. Solomon
Signature

Manager
Title

3

EXHIBIT A

Attachment to Certificate of Amendment
to
Certificate of Organization of IOC-PA, L.L.C.

The Certificate of Organization of IOC-PA, L.L.C. is hereby amended by adding the following paragraph:

11.                               The limited liability company, within ten days after any transfer of a membership interest of the limited liability company comprising an interest of 5% or more of the limited liability company, shall notify the Pennsylvania State Horse Racing Commission of the transfer.

4

COMMONWEALTH OF PENNSYLVANIA

DEPARTMENT OF STATE

CORPORATION BUREAU

206 NORTH OFFICE BUILDING

P. O. BOX 8722

HARRISBURG, PA 17105-8722

WWW.DOS.STATE.PA.US/CORPS

IOC-PA, L.L.C.

THE CORPORATION BUREAU IS HAPPY TO SEND YOU YOUR FILED DOCUMENT.  PLEASE NOTE THE FILE DATE AND THE SIGNATURE OF THE SECRETARY OF THE COMMONWEALTH.  THE CORPORATION BUREAU IS HERE TO SERVE YOU AND WANTS TO THANK YOU FOR DOING BUSINESS IN PENNSYLVANIA.

IF YOU HAVE ANY QUESTIONS PERTAINING TO THE CORPORATION BUREAU, PLEASE VISIT OUR WEB SITE LOCATED AT WWW.DOS.STATE.PA.US/CORPS OR PLEASE CALL OUR MAIN INFORMATION TELEPHONE NUMBER (717)787-1057. FOR ADDITIONAL INFORMATION REGARDING BUSINESS AND / OR UCC FILINGS , PLEASE VISIT OUR ONLINE “SEARCHABLE DATABASE” LOCATED ON OUR WEB SITE.

ENTITY NUMBER	:	3156899

MICROFILM NUMBER	:	2003058

MICROFILM START - END	:	1736 - 1738

CT CORPORATION SYSTEM
COUNTER

5

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Certificate of Amendment-Domestic
(15 Pa.C.S.)

Entity Number
			☐	Limited Partnership (§ 8512)
3156899
			☒	Limited Liability Company (§ 8951)

Name				Document will be returned to the name and address you enter in the left
CT Corp. Counter

Address

City	State	Zip Code

Fee: $52	Filed in the Department of State on July 25, 2003

/s/ Pedro A. Cortés
Secretary of the Commonwealth

In compliance with the requirements of the applicable provisions (relating to certificates of amendment), the undersigned, desiring to amend its Certificate of Limited Partnership/Organization, hereby certifies that:

1.	The name of the limited partnership/limited liability company is: IOC-PA, L.L.C.

2.	The date of filing of the original Certificates of Limited Partnership/Organization: July 16, 2003

3.	Check, and if appropriate complete, one of the following:

☐	The amendment adopted by the limited partnership/limited liability company, set forth in full, is as follows:

☒	The amendment adopted by the limited partnership/limited liability company is set forth in full in Exhibit A attached hereto and made a part hereof.

4.	Check, and if appropriate complete, one of the following:

☒	The amendment shall be effective upon filing this Certificate of Amendment in the Department of State.

☐	The amendment shall be effective on:	at	.
		Date	Hour

5.	Check if the amendment restates the Certificate of Limited Partnership/Organization:

☐	The restated Certificate of Limited Partnership/Organization supersedes the original Certificate of Limited Partnership/Organization and all previous amendments thereto.

IN TESTIMONY WHEREOF, the undersigned limited partnership/limited liability company has caused this Certificate of Amendment to be executed this

25th day of July, 2003.

IOC-PA, L.L.C.
Name of Limited Partnership/Limited Liability Company

/s/ Allan B. Solomon
Signature

Manager
Title

EXHIBIT A

Attachment to Certificate of Amendment
to
Certificate of Organization of IOC-PA, L.L.C.

The Certificate of Organization of IOC-PA, L.L.C. is hereby amended by adding the following paragraph:

11.                               The limited liability company, within ten days after any transfer of a membership interest of the limited liability company comprising an interest of 5% or more of the limited liability company, shall notify the Pennsylvania State Horse Racing Commission of the transfer.

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Entity Number	Certificate of Organization
Domestic Limited Liability Company
3156899	(15 Pa. C.S. § 8913)

CT CORP. COUNTER	Document will be returned to the name and address you enter to the left

Fee: $100	Filed in the Department of State on JUN 16, 2003

/s/ Pedro A. Cortés
Secretary of the commonwealth

In compliance with the requirements of 15 Pa. C.S. § 8913 (relating to certificates of organization), the undersigned desiring to organize a limited liability company, hereby certifies that:

1.	The name of the limited liability company (designator is required, i.e., “company”, “limited” or “limited liability company” or abbreviation): IOC-PA, L.L.C.

2.	The (a) address of the limited liability company’s initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is

	(a)	Number and Street	City	State	Zip	County

	(b)	Name of Commercial Registered Office Provider				County

c/o:		CT Corporation System				Philadelphia

3.	The name and address, including street and number, if any, of each organizer is (all organizers must sign on page 2):

	Name			Address
	Mark A. Fullmer			Suite 2000
365 Canal Street
New Orleans, LA 70130

4.	Strike out if inapplicable term

A member’s interest in the company is to be evidenced by a certificate of membership interest.

5.	Strike out if inapplicable:
Management of the company is vested in a manager or managers.

6.	The specified effective date, if any is: date of filing.
month date year hour, if any

7.	Strike out if inapplicable:

8.	For additional provisions of the certificate, if any, attach an 8½ x 11 sheet. See additional sheet for additional provisions

IN TESTIMONY WHEREOF, the organizer(s) has (have) signed this Certificate of Organization this

16th day of July, 2003.

/s/ Mark A. Fullmer
Signature

Signature

Signature

Attachment to Certificate of Organization
of
IOC-PA, L.L.C.

8.                                      All certificates of membership interest issued by the limited liability company are held and transferable only subject to the provisions of Section 210 of the Act of December 17, 1981, P.L. 435, No. 135, as amended (4 PA S.C.A. 325.210), providing for the regulation of thoroughbred horse racing with pari-mutuel wagering.

9                                         Each certificate of membership interest issued by the limited liability company shall bear legends plainly and prominently imprinted upon the face of the certificate reading as follows:

“This certificate of membership interest is transferable only subject to the provisions of the Pennsylvania Thoroughbred Horse Racing Law” and “The person whose name is indicated as the owner of the membership interest represented by this certificate is the sole and absolute owner thereof, and such owner is not holding the membership interest or any portion of the membership interest represented by said certificate in trust for any person, partnership, firm or corporation whatsoever, who or which is prohibited from owning such membership interest by the Pennsylvania Thoroughbred Horse Racing Law.”

10.                               Any member of the limited liability company, upon written demand of the limited liability company, shall sell his membership interest to the limited liability company at a price to be fixed in the manner provided in Section 204(d) and 209(f), Act of December 17, 1981, P.L. 435, No. 135, as amended (4 PA S.C.A. 325.204(d) and 325.209(f)), provided such demand be made pursuant to written direction of the Commission; and from and after the date of making such demand prohibiting the transfer of such certificate of membership interest, except to the limited liability company.